UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22439

Grand Prix Investors Trust

 (Exact Name of Registrant as Specified in Charter)

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Address of Principal Executive Offices)  (Zip Code)

John C. Foti

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Name and Address of Agent for Service)

With copy to:

Oswald &Yap LLP

16148 Sand Canyon Ave.

Irvine, CA 92618

Registrant’s Telephone Number, including Area Code:  (661) 579-6647

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GRAND PRIX INVESTORS FUND

JULY 31, 2014

GRAND PRIX INVESTORS FUND

LETTER TO SHAREHOLDERS

JULY 31, 2014 (UNAUDITED)

On July 31st, 2014 the Fund concluded its fiscal year. Thank you for your investment in the Fund. The Fund continues to have positive developments over the past 12 months.

The Fund has grown assets under management during the fiscal year by 23.78%. The Fund added a Fund distributor Arbor Court Capital, LLC. This new distributor will allow the Fund to be sold through other Broker/ Dealers in addition to Trade-PMH, Inc., which already offers the Fund.

We have continued to work on the awareness of the Fund within the Formula 1 community. This work is done by the Fund's advisor Autosport Fund Advisors, Inc.. Through its involvement with F1 Blackbook, Grand Prix Investors Fund has garnered the interest of many companies and their principals that surround Formula 1. We expect these marketing activities to substantially grow the assets under management in the Fund over the next 12 months.

The Fund's return was 5.08% for the one year period ending July 31,2014. This compared to a return of 16.94% for the S&P 500 and 15.85% for the MSCI EAFE for the same period.

The primary focus of the Funds investment committee is to surpass the results of the S&P 500 and the MSCI EAFE index. We will continue to focus on that goal until we can exceed those results on a regular basis.

The Fund's philosophy is that through a determined investment plan, that calls for active management, focused on the companies that sponsor, supply and support the Formula One World Championship, companies with strong earnings growth and reasonable price to earnings ratio(P/E) will lead to our eventual success.

The Fund maintains a substantial portion in cash when appropriate. We take gains when we achieve our predetermined result, and our cash holdings allow us to buy when good companies are down with the overall market, creating value in the portfolio. In anticipation of substantial growth of assets under management as our marketing efforts ramp up, we have begun to interview and consider adding qualified personnel to the Fund's investment committee to allow additional marketing and service duties of our key personnel.

Lastly, the Fund's website and Facebook page has been dramatically improved and are available for your review at www.gpinvestorsfund.com. Again, thank you for your continued investment in Grand Prix Investors Fund.

Grand Prix Investors Fund®

GRAND PRIX INVESTORS FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

FOR PERIOD OCTOBER 21, 2010* THROUGH JULY 31, 2014

	1 Year	Since Inception	Ending Value
Grand Prix Investor Fund	5.08%	3.87%	$ 11,541
S&P 500 Index	16.94%	16.42%	$ 17,755
MSCI EAFE Index	15.85%	8.56%	$ 13,637

Grand Prix Investors Fund
S&P 500 Index
MSCI EAFE Index
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of October 21, 2010 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed with six months or less of purchase.

GRAND PRIX INVESTORS FUND

PORTFOLIO ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.  Sectors are based on Morningstar® classifications.

	Grand Prix Investors Fund
	Schedule of Investments
	July 31, 2014

Shares		Value

COMMON STOCKS - 83.55%

Air Transportation, Scheduled - 2.73%
1,150	Delta Airlines, Inc.	$ 43,079

Apparel & Other Finished Products of Fabric & Similar Material - 3.36%
795	Under Armour, Inc. Class A *	53,066

Apparel Manufacturers - 2.73%
300	Hugo Boss AG (Germany)	43,158

Beverages - 2.17%
285	Diageo Plc. (United Kingdom)	34,263

Bottled & Canned Soft Drinks Carbonated - 2.23%
550	Monster Beverage Corp. *	35,178

Cement, Hydraulic - 3.10%
3,900	Cemex SAB de CV (Mexico)	48,984

Chemicals - Major Diversified - 1.32%
325	E.I. Dupont de Nemours & Co.	20,901

Computer Storage Devices - 0.56%
300	EMC Corp.	8,790

Crude Petroleum & Natural Gas - 9.75%
740	Total S.A. ADR	47,730
270	Pioneer Natural Resources Co.	59,794
540	Royal Dutch Shell Plc Class B	46,516
		154,040
Electronic Computers - 3.75%
620	Apple, Inc.	59,272

Electronic & Other Electrical Equipment - 3.33%
2,090	General Electric Co.	52,563

Food & Kindred Products - 4.04%
1,475	Unilever Plc. ADR (United Kingdom)	63,764

Functions Related to Depository Banking - 0.95%
1,500	Banco Santander ADR (Chile)	14,955

Insurance Agents Brokers & Services - 0.11%
100	Allianz SE ADR (Germany)	1,667

Motor Vehicles & Passenger Car Bodies - 9.75%
1,550	Tata Motors Ltd. ADR *	60,946
150	Tesla Motors, Inc. *	33,495
1,285	Volkswagen AG ADR	59,483
		153,924
Motor Vehicle Parts & Accessories - 8.24%
400	Borgwarner, Inc.	24,900
1,200	Gentherm, Inc. *	50,220
600	Honeywell International, Inc.	55,098
		130,218
Paints, Varnishes, Lacquers, Enamels & Allied Products - 6.03%
480	PPG Industries Inc.	95,213

Security Brokers, Dealers & Flotation Co. - 2.76%
825	Waddell & Reed Financial, Inc. Class A	43,552

Semi-conductors & Related Devices - 4.83%
1,650	INTEL Corp.	55,918
400	Skyworks Solution, Inc.	20,304
		76,222
Services-Business Services NEC - 4.47%
335	Visa Inc. Class A	70,688

Services-Computer Programming, Data Processing, Etc. - 3.12%
85	Google, Inc. Class A *	49,262

Services-Prepackaged Software - 4.22%
360	3D Systems Corp. *	18,047
1,125	Microsoft Corp.	48,555
		66,602

TOTAL FOR COMMON STOCKS (Cost $1,220,097) - 83.55%		1,319,361

EXCHANGE TRADED FUND - 3.62%
590	Market Vectors Biotech ETF	57,136
TOTAL EXCHANGE TRADED FUND (Cost $54,978) - 3.62%		57,136

LIMITED PARTNERSHIP - 2.97%
1,435	Blackstone Group L.P.	46,896
TOTAL LIMITED PARTNERSHIP (Cost $39,899) - 2.97%		46,896

SHORT TERM INVESTMENT - 6.98%
110,155	Fidelity Institutional Money Market Portfolio 0.09% **	110,155
TOTAL SHORT TERM INVESTMENT (Cost $110,155) - 6.98%		110,155

TOTAL INVESTMENTS (Cost $1,425,129) - 97.12%		1,533,548

OTHER ASSETS LESS LIABILITIES - 2.88%		45,559

NET ASSETS - 100.00%		$ 1,579,107

ADR - American Depository Receipt
* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at July 31, 2014.
The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Assets and Liabilities
July 31, 2014

Assets:
Investments, at Fair Value (Cost $1,425,129)	$ 1,533,548
Cash	500
Receivables:
Securities Sold	55,510
Dividends and Interest	1,445
Total Assets	1,591,003
Liabilities:
Securities Purchased	8,868
Due to Advisor	2,684
Distribution Fees	344
Total Liabilities	11,896
Net Assets	$ 1,579,107

Net Assets Consist of:
Paid In Capital	$ 1,462,228
Accumulated Net Investment Income	12,310
Accumulated Realized Loss on Investments	(3,850)
Unrealized Appreciation in Value of Investments	108,419
Net Assets, for 138,541 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 1,579,107

Net Asset Value Per Share and Offering Price ($1,579,107/138,541)	$ 11.40

Minimum Redemption Price Per Share *	$ 11.29

*The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Operations
For the year ended July 31, 2014

Investment Income:
Dividends (net of foreign withholding of $1,894)	$ 44,026
Interest	136
Total Investment Income	44,162

Expenses:
Advisory Fees	28,232
Distribution Fees	3,620
Total Expenses	31,852

Net Investment Income	12,310

Realized and Unrealized Gain (Loss) on:
Realized Gain on Investments	29,612
Realized Loss on Options	(666)
Net Change in Unrealized Appreciation on:
Investments	9,819
Options	41
Net Realized and Unrealized Gain on Investments	38,806

Net Increase in Net Assets Resulting from Operations	$ 51,116

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2014	7/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 12,310	$ (4,828)
Net Realized Gain on Investments and Options	28,946	41,152
Unrealized Appreciation on Investments and Options	9,860	74,646
Net Increase in Net Assets Resulting from Operations	51,116	110,970

Distributions to Shareholders:
Net Investment Income	-	(6,189)
Realized Gains	(8,652)	-
Total Distributions Paid to Shareholders	(8,652)	(6,189)

Capital Share Transactions:
Proceeds from Sale of Shares	530,759	572,720
Shares Issued on Reinvestment of Dividends	8,652	6,189
Proceeds from Early Redemption Fees	-	1,554
Cost of Shares Redeemed	(204,788)	(324,194)
Net Increase in Net Assets from Shareholder Activity	334,623	256,269

Net Assets:
Net Increase in Net Assets	377,087	361,050
Beginning of Period	1,202,020	840,970
End of Period (includes undistributed net investment income of $12,310 and $0, respectively)	$ 1,579,107	$ 1,202,020

Share Transactions:
Shares Sold	45,555	56,516
Shares Issued on Reinvestment of Dividends	699	625
Shares Redeemed	(17,790)	(32,161)
Net Increase in Shares	28,464	24,980
Outstanding at Beginning of Period	110,077	85,097
Outstanding at End of Period	138,541	110,077

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended			Period Ended
	7/31/2014	7/31/2013	7/31/2012	7/31/2011	(a)

Net Asset Value, at Beginning of Period	$ 10.92	$ 9.88	$ 10.21	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.10	(0.05)	-	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.46	1.13	(0.33)	0.27
Total from Investment Operations	0.56	1.08	(0.33)	0.21

Distributions from:
Net Investment Income	-	(0.06)	-	-
Realized Gains	(0.08)	-	-	-
Total from Distributions	(0.08)	(0.06)	-	-

Redemption Fees ***	-	0.02	-	-

Net Asset Value, at End of Period	$ 11.40	$ 10.92	$ 9.88	$ 10.21

Total Return **	5.08%	11.15%	(3.23)%	2.10%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,579	$ 1,202	$ 841	$ 927
Ratio of Expenses to Average Net Assets	2.20%	2.20%	2.20%	2.21%	(b)
Ratio of Net Investment Income to Average Net Assets	0.85%	(0.47)%	(0.04)%	(0.75)%	(b)
Portfolio Turnover	222.11%	211.66%	406.15%	220.42%	(c)

(a) The Fund commenced investment operations on October 21, 2010.
(b) Annualized
(c) Not Annualized
* Net Investment Income/Loss per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.
The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2014

Note 1. Organization

The Grand Prix Investors Fund (the “Fund”) is the sole series of the Grand Prix Investors Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.  The Fund commenced operations on October 21, 2010.  The Fund seeks long-term total return.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Options – The Fund may write (sell) covered call options and covered put options and purchase call and put options. The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. See Note 6 for additional disclosures on the Fund’s options transactions during the year ended July 31, 2014.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund intends to declare and pay dividends from net income annually or more frequently at the discretion of the Board of Trustees. Dividends from net capital gains will be paid annually.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended July 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other - The Fund records security transactions on the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at fair value. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 1% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase. The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended July 31, 2014, the Fund received $0 in redemption fees.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following is a summary of inputs used as of July 31, 2014 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 1,319,361	$ -	$ -	$ 1,319,361
Limited Partnership	46,896	-	-	46,896
Exchange Traded Funds	57,136	-	-	57,136
Short-Term Investment	110,155	-	-	110,155
	$ 1,533,548	$ -	$ -	$ 1,533,548

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Fund did not hold any derivative instruments at any time during the period ended June 30, 2014.

Note 4. Investment Management Agreement

The Fund has an investment advisory agreement with Autosport Fund Advisors, Inc. (the “Adviser”), under which the Adviser, subject to such policies as determined by the Trustees of the Fund will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.  The Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.95% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund including the compensation and expenses of any trustees, officers and employees of the Fund; clerical and shareholder service staff salaries; office space, legal, auditing and accounting, custodian and transfer agent. The Adviser will not pay for brokerage; taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act.  For the year ended July 31, 2014, the Adviser earned advisory fees of $28,232.  As of July 31, 2014, the Fund owed the Adviser $2,684 for advisory fees.

Note 5. Distribution Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan.  Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets. On December 20, 2013 the Board of Trustees of the Trust approved a “Tri-Party Agreement for Distribution Services” (“The Distribution Agreement”) between the Trust, the Advisor and Arbor Court Capital, LLC (“ACC”).  Under the Distribution Agreement, ACC will act as principal underwriter in connection with the offering and sale of the shares of the Fund. The Distribution Agreement is in effect for one year and will continue for successive annual periods unless terminated. The Advisor is responsible to pay the fees and expenses of ACC.  This Distribution Agreement bears no additional expense to the Fund. For the year ended July 31, 2014, the Fund incurred $3,620 in distribution fees.  As of July 31, 2014, the Fund owed $344 to the Advisor for distribution fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser.  The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

Note 6. Options

Transactions in purchased options during the year ended July 31, 2014 were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at July 31, 2013	1	$ 2,401
Options purchased	73	21,678
Options exercised	-	-
Options expired	(32)	(8,392)
Options terminated in closing sale transaction	(42)	(15,687)
Options outstanding at July 31, 2014	-	$ -

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2014, by the Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written & Purchased	Realized Loss on Options	$(666)	Change in Unrealized Appreciation/(Depreciation) on Options	$41

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 7. Investment Transactions

For the year ended July 31, 2014, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $3,288,825 and $2,885,107, respectively.  Purchases and sales of options aggregated $21,678 and $23,088, respectively.

Note 8. Tax Matters

As of July 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments*	$ 1,431,428

Gross tax appreciation of investments	$ 129,781
Gross tax depreciation of investments	$(27,661)

Net tax appreciation/(depreciation)	$ 102,120

*The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at July 31, 2014, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

$  12,310

Accumulated realized gains

$    2,444

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund paid a short-term capital gain distribution of $7,064 and a long-term capital gain distribution of $1,588 for the year ended July 31, 2014.

The Fund paid distributions in the amount of $6,189, from ordinary income, for the year ended July 31, 2013.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. New Accounting Pronouncement.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Grand Prix Investors Fund,

  a Series of the Grand Prix Investors Trust

We have audited the accompanying statement of assets and liabilities of The Grand Prix Investors Fund (the “Fund”), a Series of the Grand Prix Investors Trust (the “Trust”), including the schedule of investments in securities, as of July 31, 2014 and the related statements of operations for the year then ended,  the statements of changes in net assets and financial highlights for each of the three years in the period then ended, and the financial highlights for the period October 21, 2010 (commencement of investment operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Grand Prix Investors Fund, a Series of the Grand Prix Investors Trust, as of July 31, 2014, the results of its operations for the year then ended, changes in net assets and the financial highlights for each of  the three years in the period then ended, and the financial highlights for the period October 21, 2010 (commencement of investment operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania September 19, 2014

Grand Prix Investors Fund
Expense Illustration
July 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Grand Prix Investors Fund, you incur ongoing costs which typically consist of management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2014 through July 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$969.39	$10.74
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.88	$10.99

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS

JULY 31, 2014 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years

Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans & Bradford (certified public accounting firm), 2000-present	1	None
B. Michael Ferweda 4001 N Lamar Blvd. Austin, Texas 78756 Year of Birth: 1961	Trustee	Indefinite/ April 2013 to Present	CEO of Zinger Hardware & General Merchant, Inc. Zingerhardware.com, FrenchMarketProducts.com, F1 Watch Party Series	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The Trustees received no compensation in Trustee fees from the Advisor during the year ended July 31, 2014.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.  John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John C. Foti 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); President/Owner, Capital Benefits Company (June 1995-June 2005); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present)	1	None
Terry Tropila 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present

Information Technology Services Professional, Technisource/Hoag Hospital, November 2009 – present; Information Technology Services Professional, Experient Portfolio Management,  December 2008 – October 2009; Information Technology Services Professional, Nicholas Laboratories, May 2006 – November 2008

				N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION

JULY 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-453-6556, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 453-6556 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 453-6556 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At the Board meeting of Grand Prix Investors Trust (the "Trust") held on
September 25, 2013, the Board of Trustees of the Trust (the "Board") considered the renewal of the
Management Agreement between the Trust and Autosport Fund Advisors, Inc., (the "Advisor") the Fund's
investment advisor. The Board reviewed the prior memo from prior counsel to the Trust and the
Independent Trustees ("Counsel") regarding the duties of Trustees with respect to approval of investment advisory contracts. Including the specific factors Trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following: the investment performance of the fund and the investment advisor: the nature, extent and quality of the services to be provided by the investment advisor to the fund; the cost of the services to be provided and the profits to be realized by the advisor and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the nature, extent and quality of the services to be provided by the advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. The Trustees also considered that the Advisor would determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Board of
Trustees may from time to time establish. The Trustees noted the Advisor would furnish any reports, evaluations, information or analysis to the Trust as the Board of Trustees may request from time to time or as the Advisor deems to be desirable. The Trustees also noted that the Advisor would pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future. The Trustees noted that the Advisor had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund's investment policies and limitations, as well as the federal securities laws.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Trustees reviewed information regarding the Advisor's financial condition and its anticipated profitability from managing the Fund assuming different levels of assets under management, and discussed the same with the
President of the Advisor. Based on their review, the Trustees concluded that they were satisfied that the
Advisor's expected levels of profitability from its relationship with the Fund was not excessive.

The Board then temporarily adjourned and the Independent Trustees met in executive session. Upon reconvening, on motion duly made and seconded, the Board, including the Independent Trustees approved the renewal of the Management Agreement for an initial additional one year period effective September
25, 2013, pursuant to the terms of the Management Agreement.

Investment Adviser:
Autosport Fund Advisors, Inc.

42125 Shadow Hills,

Lancaster, CA 93536

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel:
Oswald & Yap, LLP

16148 Sand Canyon

Irvine, CA  92168

Transfer Agent:
For more information, wire purchase or redemptions, call or write to

Grand Prix Investors Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Grand Prix Investors Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 453-6556 Toll Free

This report is provided for the general information of the shareholders of the Grand Prix Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 9,800

FY 2013

$ 9,800

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 1,800

FY 2013

$ 1,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 1,800

FY 2013

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Grand Prix Investors Trust

By /s/John C. Foti

     John C. Foti

     President

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John C. Foti

      John C. Foti

      President and Treasurer

Date October 8, 2014